UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                         Form 8-K/A
                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934

 Date of Report (Date of earliest event reported)   December 17, 1996




                         ARDEN REALTY, INC.
   (Exact name of registrant as specified in its charter)



             Maryland            1-12193                   95-4578533
(State or other jurisdiction   (Commission              (I.R.S. Employer
 of incorporation)              File Number)             Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700           90212
           Beverly Hills, California
      (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:  (310) 271-8600


 Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of properties acquired.

Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 5200 West Century for the period January 1, 1996 to December 19, 1996. This statement of revenue and certain expenses is the responsibility of the management of 5200 West
Century. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 5200 West Century for the period January 1, 1996 to December 19, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997

                        5200 West Century

            Statement of Revenue and Certain Expenses
                         (In thousands)

       For the Period January 1, 1996 to December 19, 1996


Revenue
Rental                                            $ 1,021
Tenant reimbursements                                 115
Parking - net of expenses                              40
Other                                                   2
Total revenue                                       1,178

Certain Expenses
Property operating and maintenance                    841
Real estate taxes                                     135
Insurance                                             212
Total certain expenses                              1,188
Excess of certain expenses over revenue             $ (10)

See accompanying notes to statement of revenue and certain expenses.

                        5200 West Century

       Notes to Statement of Revenue and Certain Expenses

       For the Period January 1, 1996 to December 19, 1996

1. Organization and Summary of Significant Accounting
Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of 5200 West Century (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $11,400,000 and has approximately 310,910 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                        5200 West Century

 Notes to Statement of Revenue and Certain Expenses
(continued)

       For the Period January 1, 1996 to December 19, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

        1997                                     $  783,000
        1998                                        750,000
        1999                                        684,000
        2000                                        575,000
        2001                                        562,000
        Thereafter                                3,258,000


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 2730 Wilshire for the twelve months ended October 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 2730 Wilshire. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 2730 Wilshire for the twelve months ended October 31, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997
                          2730 Wilshire

            Statement of Revenue and Certain Expenses
                         (In thousands)

          For the Twelve Months Ended October 31, 1996


Revenue
Rental                                          $1,039
Parking - net of expenses                           46
Other                                               15
Total revenue                                    1,100

Certain Expenses
Property operating and maintenance                 340
Real estate taxes                                  102
Insurance                                           44
Total certain expenses                             486
Excess of revenue over certain expenses          $ 614

See accompanying notes to statement of revenue and certain expenses.

                          2730 Wilshire

       Notes to Statement of Revenue and Certain Expenses

          For the Twelve Months Ended October 31, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of 2730 Wilshire (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $9,500,000 and has approximately 67,820 rentable square feet, of which 12,740 represents 16 multi-family housing units, the rents of which are partially subsidized by the Housing and Urban Development. The multi-family housing units are on month to month leases.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                          2730 Wilshire

 Notes to Statement of Revenue and Certain Expenses (continued)

          For the Twelve Months Ended October 31, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

        1997                                      $991,000
        1998                                       903,000
        1999                                       888,000
        2000                                       755,000
        2001                                       528,000
        Thereafter                                 569,000


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 10351 Santa Monica for the twelve months ended October 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 10351 Santa Monica. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 10351 Santa Monica for the twelve months ended October 31, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997
                       10351 Santa Monica

            Statement of Revenue and Certain Expenses
                         (In thousands)

          For the Twelve Months Ended October 31, 1996


Revenue
Rental                                           $1,386
Tenant reimbursements                                 9
Parking - net of expenses                           119
Other                                                 7
Total revenue                                     1,521

Certain Expenses
Property operating and maintenance                  527
Real estate taxes                                    81
Insurance                                            36
Total certain expenses                              644
Excess of revenue over certain expenses          $  877

See accompanying notes to statement of revenue and certain expenses.



                       10351 Santa Monica

       Notes to Statement of Revenue and Certain Expenses

          For the Twelve Months Ended October 31, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of 10351 Santa Monica (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $11,000,000 and has approximately 96,251 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



                       10351 Santa Monica

 Notes to Statement of Revenue and Certain Expenses (continued)

          For the Twelve Months Ended October 31, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

1997                                      $1,374,000
1998                                       1,121,000
1999                                         991,000
2000                                         805,000
2001                                         677,000
Thereafter                                   804,000


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Center Promenade for the period January 1, 1996 to December 17, 1996. This statement of revenue and certain expenses is the responsibility of the management of Center Promenade. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Center Promenade for the period January 1, 1996 to December 17, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997

                        Center Promenade

            Statement of Revenue and Certain Expenses
                         (In thousands)

       For the Period January 1, 1996 to December 17, 1996


Revenue
Rental                                           $2,097
Tenant reimbursements                                51
Total revenue                                     2,148

Certain Expenses
Property operating and maintenance                  756
Real estate taxes                                   171
Insurance                                            50
Bad debts                                             5
Total certain expenses                              982
Excess of revenue over certain expenses          $1,166

See accompanying notes to statement of revenue and certain expenses.



                        Center Promenade

       Notes to Statement of Revenue and Certain Expenses

       For the Period January 1, 1996 to December 17, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of Center Promenade (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $11,550,000 and has approximately 174,837 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



                        Center Promenade

 Notes to Statement of Revenue and Certain Expenses (continued)

       For the Period January 1, 1996 to December 17, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

        1997                                      $1,661,000
        1998                                       1,462,000
        1999                                       1,151,000
        2000                                         683,000
        2001                                         407,000
        Thereafter                                   213,000


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 10350 Santa Monica for the period January 1, 1996 to December 27, 1996. This statement of revenue and certain expenses is the responsibility of the management of 10350 Santa Monica. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 10350 Santa Monica for the period January 1, 1996 to December 27, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997
                       10350 Santa Monica

            Statement of Revenue and Certain Expenses
                         (In thousands)

       For the Period January 1, 1996 to December 27, 1996


Revenue
Rental                                           $629
Tenant reimbursements                               3
Parking - net of expenses                          58
Other                                               2
Total revenue                                     692

Certain Expenses
Property operating and maintenance                271
Real estate taxes                                  45
Insurance                                          11
Total certain expenses                            327
Excess of revenue over certain expenses          $365

See accompanying notes to statement of revenue and certain expenses.

                       10350 Santa Monica

       Notes to Statement of Revenue and Certain Expenses

       For the Period January 1, 1996 to December 27, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of 10350 Santa Monica (the "Property") located in Southern California which was acquired by Arden
Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $4,300,000 and has approximately 42,292 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                       10350 Santa Monica

 Notes to Statement of Revenue and Certain Expenses (continued)

       For the Period January 1, 1996 to December 27, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

        1997                                      $583,000
        1998                                       402,000
        1999                                       265,000
        2000                                       156,000
        2001                                        28,000
        Thereafter                                  14,000


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Sumitomo Bank Building for the period January 1, 1996 to December 20, 1996. This statement of revenue and certain expenses is the responsibility of the management of Sumitomo Bank Building. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Sumitomo Bank Building for the period January 1, 1996 to December 20, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997

                     Sumitomo Bank Building

            Statement of Revenue and Certain Expenses
                         (In thousands)

       For the Period January 1, 1996 to December 20, 1996


Revenue
Rental                                           $1,926
Tenant reimbursements                                79
Parking - net of expenses                           254
Other                                                 9
Total revenue                                     2,268

Certain Expenses
Property operating and maintenance                  859
Real estate taxes                                   161
Insurance                                            51
Total certain expenses                            1,071
Excess of revenue over certain expenses          $1,197

See accompanying notes to statement of revenue and certain expenses.

                     Sumitomo Bank Building

       Notes to Statement of Revenue and Certain Expenses

       For the Period January 1, 1996 to December 20, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of Sumitomo Bank Building (the
"Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $12,800,000 and has approximately 110,641 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



                     Sumitomo Bank Building

 Notes to Statement of Revenue and Certain Expenses (continued)

       For the Period January 1, 1996 to December 20, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

1997                                       $1,655,000
1998                                        1,223,000
1999                                          730,000
2000                                          385,000
2001                                           93,000
Thereafter                                          -


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.


                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of LA Corporate Center for the period January 1, 1996 to December 18, 1996. This statement of revenue and certain expenses is the responsibility of the management of LA Corporate Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of LA Corporate Center for the period January 1, 1996 to December 18, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 5, 1997


                       LA Corporate Center

            Statement of Revenue and Certain Expenses
                         (In thousands)

       For the Period January 1, 1996 to December 18, 1996


Revenue
Rental                                             $5,882
Tenant reimbursements                                 128
Other                                                 288
Total revenue                                       6,298

Certain Expenses
Property operating and maintenance                  2,090
Real estate taxes                                     367
Insurance                                             217
Other                                                 207
Total certain expenses                              2,881
Excess of revenue over certain expenses            $3,417

See accompanying notes to statement of revenue and certain expenses.

                       LA Corporate Center

       Notes to Statement of Revenue and Certain Expenses

       For the Period January 1, 1996 to December 18, 1996



1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of LA Corporate Center (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for $41,850,000 and has approximately 389,293 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                       LA Corporate Center

 Notes to Statement of Revenue and Certain Expenses (continued)

       For the Period January 1, 1996 to December 18, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

        1997                                      $6,304,000
        1998                                       3,979,000
        1999                                       1,715,000
        2000                                         996,000
        2001                                         473,000
        Thereafter                                         -


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Burbank Executive Center for the twelve months ended
October 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Burbank Executive Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Burbank Executive Center for the twelve months ended October 31, 1996, in conformity with generally accepted accounting principles.



                                   Ernst & Young LLP

Los Angeles, California
February 7, 1997
                    Burbank Executive Center

            Statement of Revenue and Certain Expenses
                         (In thousands)

          For the Twelve Months Ended October 31, 1996


Revenue
Rental                                          $2,353
Parking - net of expenses                          173
Total revenue                                    2,526

Certain Expenses
Property operating and maintenance                 823
Real estate taxes                                  185
Insurance                                           45
Total certain expenses                           1,053
Excess of revenue over certain expenses         $1,473

See accompanying notes to statement of revenue and certain expenses.


                    Burbank Executive Center

       Notes to Statement of Revenue and Certain Expenses

          For the Twelve Months Ended October 31, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of Burbank Executive Center (the
"Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company") from a nonaffiliated third party. The Property was acquired for $13,000,000 and has approximately 142,862 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                    Burbank Executive Center

 Notes to Statement of Revenue and Certain Expenses (continued)

          For the Twelve Months Ended October 31, 1996


2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows:

        1997                                      $2,186,000
        1998                                       1,610,000
        1999                                       1,319,000
        2000                                         668,000
        2001                                         601,000
        Thereafter                                   675,000


The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

Pro Forma Condensed Combined Statement of Operations (Unaudited)

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 1996 is presented as if the Offering, the Formation Transactions, and the acquisitions of the Properties acquired during 1996 prior to the Offering (the "1996 Acquired Properties"), the acquisition of properties at the time of the Offering of (the "Acquisition") and the acquisition of the nine properties acquired subsequent to the Offering had all occurred at the beginning of the year.

     The pro forma condensed combined statement of operations are not necessarily indicative of what the Company's results of operations would have been assuming the completion of the Formation Transactions, the Offering, and acquisitions at the beginning of the period indicated, nor does it purport to project the Company's results of operations for any future period.

(b)  Pro forma financial information.


                               Arden Realty, Inc.
              Pro Forma Condensed Combined Statement of Operations
                      For the year ended December 31, 1996
                                   (Unaudited)
                      (in thousands except per share data)
                                                   (A)
                                                   Equity in
                                                   Net loss of                     (C)
                        Arden        Arden         Noncombined (B)              Pre-Acquisition  (D)
                        Realty, Inc. Predecessors  Entities    Pro Forma Prior  Period for       Pre-Acquisition
                        October 9,   January 1,    January 1,  to Acquisition   Properties       Period for
                        1996 to      1996 to       1996 to     1996             Acquired         Acquisitions
                        December 31, October 8,    October 8,  Acquired         at the time of   Subsequent to
                            1996        1996          1996     Properties       the Offering     the Offering     Total
Revenues
Revenues from
  rental operations:
  Rental                $ 17,041     $32,287        $ 12,828        $3,923      $3,367           $15,805          $85,251
  Tenant reimbursements      803       2,031             243           258          88               387            3,810
  Parking,
     net of expenses       1,215       3,692             846           308         195               658       6,914
  Other rental operations    375       1,125             357           144         142               320       2,463
                          19,434      39,135          14,274         4,633       3,792            17,170      98,438
Other income                 138       1,330              --            --          --                --       1,468
   Total revenue          19,572      40,465         104,274         4,633       3,792            17,170      99,906

Expenses
Property expenses         6,005       14,224           6,053         1,489       1,534             8,426      37,731
General and
  administrative            753        1,758              --            --          --                --       2,511
Interest                  1,280       24,521           7,356            --          --                --       3,157
Depreciation and
  amortization            3,108        5,264           2,705            --          --                --      11,077
   Total expenses        11,146       45,767          16,114         1,489       1,534             8,426      84,476

Equity in net (loss) of
  noncombined entities       --         (336)            336            --          --                --           --
Income (loss) before
  minority interests and
  extraordinary items     8,426       (5,638)         (1,504)        3,144       2,258             8,744       15,430
Minority interests         (993)         721            (721)           --          --                --         (993)
Income (loss) before
  extraordinary items     7,433       (4,917)         (2,225)        3,144       2,258             8,744      14,437
Extraordinary (loss)
  gain on early
  extinguishment of
  debt, net of minority
  interests share       (13,105)       1,877               --          --           --                 --     (11,228)
Net loss               $ (5,672)     $(3,040)        $(2,225)      $3,144       $2,258            $8,744      $ 3,209

Weighted average
  common shares
  outstanding before
  conversion of
  OP Units           21,679,500
Net (loss) income
  per common share      $(.26)

                                    Pro Forma    Arden Realty, Inc.
                                   Adjustments      Pro Forma
Revenues
Revenues from rental operations:
  Rental                             $    64  (E)    $ 85,315
  Tenant reimbursements                   --            3,810
  Parking, net of expenses                --            6,914
  Other rental operations                 --            2,463
                                          64           98,502
Other income                          (1,253) (F)         215
   Total revenue                      (1,189)          98,717

Expenses
Property expense                         108  (G)      37,839
General and administrative             1,289  (H)       3,800
Interest                             (22,632) (I)      10,525
Depreciation and amortization          2,693  (J)      13,770
   Total expenses                    (18,542)          65,934

Equity in net (loss)
of noncombined  entities                  --              --
Income (loss) before minority
  interests and extraordinary items   17,353           32,783
Minority interests                    (2,928) (K)      (3,921)
Income (loss) before extraordinary
  items                               14,425           28,862
Extraordinary (loss) gain on early
  extinguishment of debt, net of
  minority interests share            11,228 (L)           --
Net income                           $25,653          $28,862

Weighted average common shares
  outstanding before conversion of OP Units         21,679,500
Net (loss) income per common share                     $1.33

(A) To account for Arden Predecessor entities on a post-offering consolidated basis
(B)  To record the pre-offering historical activity of 1996
     Acquired Properties as defined in the Offering prospectus.
(C) To record the pre-offering historical activity of the Acquisition Properties as defined in the Offering prospectus.
(D) To record the pre-acquisition combined financial activity of the following acquisitions subsequent to the Offering:

     Property                     Acquisition Date
     10351 Santa Monica Blvd.      October 1996
     2730 Wilshire Boulevard       November 1996
     Burbank Executive Center      November 1996
     Grand Avenue Plaza            November 1996
     Los Angeles Corporate Center  December 1996
     Sumitomo Bank Building        December 1996
     5200 W. Century Blvd.         December 1996
     Center Promenade              December 1996
     10350 Santa Monica            December 1996

(E)  Increase in rental revenue to adjust the 1996 Acquired
     Properties and the Acquisition Properties for straightline rental revenue.
(F)  Decrease in other income to eliminate non-recurring
     construction fees which would not have been realized by the
     Company and certain management fees that will not be earned.
(G)  Increase in property general and administrative expense related to additional property payroll costs relating to the
     1996 Acquired Properties and the Acquisition Properties.
(H)  Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust.
(I)  Decrease in interest expense:
     Decrease in interest expense due to
        repayment of mortgage loans                            $(31,877)
     Increase in interest expense related to the new
        mortgage loan and line of credit with an
        interest rate of LIBOR plus 1.5% and LIBOR
        plus 1.75%, respectively, due in one year,
        net of amounts capitalized                               9,050
     Increase in amortization of finance costs related to
        the line of credit                                         195
     Net decrease in interest expense                         $(22,632)
(J)  Increase in depreciation expense:
     Increase in depreciation expense to reflect a full
       year of depreciation for the 1996 Acquired Properties,
       the Acquisition Properties and acquisitions subsequent
       to the Offering, utilizing a 40 year useful
       life for buildings and a ten year useful life for
       improvements                                           $  2,563
     Increase in depreciation due to the fair value of
       consideration paid in excess of book value of
       interests in properties acquired from
       nonaffiliates                                               130
                                                              $  2,693

(K) To reflect adjustment for minority interest of 12% in the Operating Partnership.


(c)  Exhibits.

10.36 Purchase and Sale Agreement between C. P. Properties I, Inc., a Delaware corporation ("Seller") and Arden Realty Limited Partnership, a Maryland Limited partnership ("Purchaser")

10.37 Sale Agreement by and between Metropolitan Life Insurance Company, a New York Corporation and Arden Realty Limited partnership, a Maryland limited partnership

10.38 Purchase and Sale Agreement and Joint Escrow Instructions by and between Trust Company of the West, a California Corporation, as trustee for TCW Realty Fund III , "Seller," and Arden Realty Limited Partnership, a Maryland limited partnership, "Purchaser"

10.39 Agreement of Purchase and Sale of Tenancy-in-Common Interest between Haptel, Inc., a Delaware corporation, as "Seller", and Fidelity Partners, Inc., a California corporation as "Purchaser" for property at 5200 W. Century Boulevard, Los Angeles, California

10.40 Offer to Purchase Rights under Purchase Agreement for Acquisition of Co-Tenancy Interest in Union Bank Center, located at 5200 West Century Boulevard, Los Angeles, California

10.41 Purchase and Sale Agreement between John Hancock Mutual Life Insurance Company, a Massachusetts corporation, and Arden Realty Limited Partnership, a Maryland limited partnership

10.42* Revolving Credit Agreement Among Arden Realty Limited Partnership, a Maryland Limited Partnership, as Borrower, and Wells Fargo Bank, National Association, Commerzbank AG, Los Angeles Branch, Dresdner Bank AG, New York Branch and Grand Cayman Branch, Fleet National Bank, Keybank National Association, Manufacturers Bank, Union Bank of California, N.A., The First National Bank of Chicago, and PNC Bank, NA Together With Those Assignees Becoming Parties Hereto Pursuant to
          Section 12.20, as Lenders, and Wells Fargo Bank, National Association, as Agent

* Filed previously

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ARDEN REALTY, INC.


Date:     February 28, 1997        By: /s/ Diana M. Laing
                                   Diana M. Laing
                                   Chief Financial Officer